Offerings - Offering: 1	Feb. 18, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 1,250,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 172,625.00
Offering Note	(1) Calculated solely for purposes of determining the filing fee. The purchase price of the 0.00% Convertible Senior Notes due 2030 (the "Notes") of CyberArk Software Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of Palo Alto Networks, Inc., is $1,000.00 for each $1,000.00 in principal amount of Notes. As of February 19, 2026, there was $1,250,000,000 in aggregate principal amount of Notes outstanding, resulting in an aggregate maximum purchase price of $1,250,000,000. (2) Calculated at $138.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by the Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.